UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 20, 2006

Particle Drilling Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30819	20-1563395
(Commission File Number)	(I.R.S. Employer Identification No.)

11757 Katy Freeway, Suite 1300
Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD.

Furnished herewith as Exhibit 99.1 is the investor presentation for November 2006 used by management of Particle Drilling Technologies, Inc. The presentation is incorporated by reference into this Item 7.01.

Item 9.01                                             Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Investor presentation for November 2006.

THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Date:	November 20, 2006	By:	/s/ J. CHRIS BOSWELL
		Name:	J. Christopher Boswell
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Investor presentation for November 2006.